SUPPLEMENT

DATED DECEMBER 20, 2013 TO

THE HARTFORD GROWTH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS DATED MARCH 1, 2013 AND SUMMARY PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED AUGUST 30, 2013

REORGANIZATION OF THE HARTFORD GROWTH FUND

WITH AND INTO THE HARTFORD GROWTH OPPORTUNITIES FUND

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved an Agreement and Plan of Reorganization (that provides for the reorganization of The Hartford Growth Fund (the “Growth Fund”), a series of the Company, into The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. We will be providing more information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in February as we move closer to the expected Reorganization date of April 7, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Growth Fund to the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Growth Fund on the valuation date for the Reorganization; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Growth Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Growth Fund in complete liquidation of the Growth Fund.  Each shareholder of the Growth Fund will receive shares of the Growth Opportunities Fund of the same class, and in equal value to, the shares of the Growth Fund held by that shareholder as of the Closing Date.

Please note that existing shareholders will be able to purchase shares of the Growth Fund through the close of business on or about April 1, 2014.  New investors will be able to continue to purchase shares of the Growth Fund but only through the close of business on or about January 31, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7186	December 2013